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                                                                  EXHIBIT 4.05


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   NUMBER

PB
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[WABASH NATIONAL LOGO]

[WABASH NATIONAL CORPORATION DELAWARE 1991 SEAL]

AMERICAN BANK NOTE COMPANY

(c)SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY


                            [WABASH NATIONAL LOGO]


 SERIES B 6% CUMULATIVE                             SERIES B 6% CUMULATIVE
CONVERTIBLE EXCHANGEABLE                           CONVERTIBLE EXCHANGEABLE
   PREFERRED STOCK                                     PREFERRED STOCK


INCORPORATED UNDER THE LAWS                          ---------------------
 OF THE STATE OF DELAWARE                                    SHARES

                                                     ----------------------
THIS CERTIFICATE IS TRANSFERABLE
  EITHER IN CHICAGO, IL OR
     IN NEW YORK, NY
                                                       CUSIP 929566 20 6

                                             SEE REVERSE FOR CERTAIN DEFINITIONS




                         WABASH NATIONAL CORPORATION


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THIS IS TO CERTIFY THAT




IS THE OWNER OF


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                             CERTIFICATE OF STOCK
FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($.01) EACH, OF THE SERIES B 6% CUMULATIVE CONVERTIBLE EXCHANGEABLE PREFERRED STOCK OF

    Wabash National Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


COUNTERSIGNED AND REGISTERED:
        HARRIS TRUST AND SAVINGS BANK
                         TRANSFER AGENT
                          AND REGISTRAR,


BY                                              [sig]            [sig]


                   AUTHORIZED SIGNATURE.        SECRETARY        PRESIDENT



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                         WABASH NATIONAL CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -     as tenants in common              UNIF GIFT MIN ACT   ................ Custodian ................
                                                                                 (Cust)                    (Minor)
TEN ENT        -     as tenants by the entireties                          under Uniform Gifts to Minors

JT TEN         -     as joint tenants with right                           Act .......................................
                                                                                              (State)
               -     of survivorship and not as
               -     tenants in common

    Additional abbreviations may also be used though not in the above list.

        For value received, . . . . . . . . hereby sell, assign and transfer unto.


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------..........................................


 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ........................................................................Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................

 ................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, .........................

                                         .......................................


    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW


                                         ---------------------------------------

                                         ---------------------------------------

                                         ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

                                         THE SIGNATURE(S) MUST BE GUARANTEED BY
                                         AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                         AS A SECURITIES BROKER/DEALER,
                                         COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                         ASSOCIATION OR A CREDIT UNION
                                         PARTICIPATING IN A MEDALLION PROGRAM
                                         APPROVED BY THE SECURITIES TRANSFER
                                         ASSOCIATION, INC.


                                         ------------------------------------
                                              AMERICAN BANK NOTE COMPANY
                                                  680 BLAIR MILL ROAD
                                                  HORSHAM, PA  19044
                                                     215 657-3480
                                         ------------------------------------
                                                  CUST SERVICE DEPT.
                                         ------------------------------------
                                                 WABASH NATIONAL CORP
                                         H 049926                     4-8-97
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                                            OPR.                     NEW
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